FHLBank San Francisco | Internal Welcome! Exhibit 99.1

FHLBank San Francisco | Internal This presentation contains information from the Federal Home Loan Bank of San Francisco’s (Bank) previous public filings with the Securities and Exchange Commission with respect to, among other things, information regarding the Bank and the FHLBank System’s operating results, financial condition and financial performance. Such information is not indicative of the Bank’s or the FHLBank System’s future operating results, financial condition or financial performance. This presentation may contain forward-looking statements that are based upon our current expectations and speak only as of the date hereof. These statements may use forward- looking terms, such as “will,” “expected,” “continue,” or their negatives or other variations on these terms. The Bank cautions that by their nature, forward-looking statements involve risk or uncertainty and that actual results could differ materially from those expressed or implied in these forward-looking statements or could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, changes in economic and market conditions, including conditions in the mortgage, housing, and capital markets. We undertake no obligation to revise or update publicly any forward-looking statements for any reason. The Bank assumes no liability in connection with any use of the information and makes no warranty or guarantee that the information presented herein is current or accurate and is being presented for informational purposes only. Exhibit 99.1

Member Town Hall August 12, 2021 Teresa Bryce Bazemore President and Chief Executive Officer Exhibit 99.1

FHLBank San Francisco | Internal Exhibit 99.1

FHLBank San Francisco | Internal Exhibit 99.1

FHLBank San Francisco | Internal Exhibit 99.1

FHLBank San Francisco | Internal Exhibit 99.1

FHLBank San Francisco | Internal Exhibit 99.1

FHLBank San Francisco | Internal Exhibit 99.1

FHLBank San Francisco | Internal Exhibit 99.1

FHLBank San Francisco | Internal Exhibit 99.1

FHLBank San Francisco | Internal Exhibit 99.1

FHLBank San Francisco | Internal Your FHLBank is Resilient Proven ability of balance sheet to expand and contract in response to changing member needs Solid returns on your capital stock investment Strong capital foundation Resilient workforce Advances declined to $24.2 billion as of June 30, 2021, but Bank’s financial condition remains strong 6.00% annualized dividend rates declared in first and second quarters of 2021 $3.8 billion in retained earnings and a regulatory capital ratio of 11.13% Bank team is still mostly remote: new hybrid work model to be introduced soon Exhibit 99.1

FHLBank San Francisco | Internal Select Financial Highlights Period End ($ millions) June 30, 2021 December 31, 2020 Total Assets $54,244 $68,634 Advances $24,194 $30,976 Letters of Credit $15,869 $19,389 Retained Earnings $3,765 $3,680 Total Capital $6,428 $6,194 Regulatory Capital Ratio 11.13% 8.69% 5.00% 5.00% 5.00% 5.00% 6.00% 6.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 1Q 2020 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 Declared Quarterly Dividend (Annualized Rate) Exhibit 99.1

FHLBank San Francisco | Internal Building Our Partnership We are engaging with members virtually and in-person – when and where they are comfortable Upcoming Events ‒ Darling Consulting Online Webcast on August 24 ‒ WBA Annual Conference Dinner on September 11 ‒ OFN Virtual Conference Event on October 19-21 ‒ FHLBank San Francisco Member Conference November 17-19 Exhibit 99.1

FHLBank San Francisco | Internal Responding to the Pandemic 14 Matching Member Donations for Pandemic Relief and Recovery Increased Allocation for AHEAD grants 0% Recovery Advance for Pandemic Relief 113 members, 388 recipients, members donated $2.58 million, Bank matched $1.68 million 42 members, $1.9 million in pandemic – related grants for 52 struggling nonprofits and small businesses 180 participating members, total $1.71 billion in advances Exhibit 99.1

FHLBank San Francisco | Internal Community Programs in 2021 15 AHP Funding Competition WISH/IDEA Homeownership Programs AHEAD Economic Development Grants $37.5 million awarded to 46 projects, through 20 members, to help create 2,619 units of affordable housing $11 million allocated in 2021, 36 members participating $1.5 million allocated, 2021 recipients to be announced in September Exhibit 99.1

FHLBank San Francisco | Internal Things we are thinking about… New Director of Federal Housing Finance Agency Legislative Proposals Black Homeownership Gap Exhibit 99.1

FHLBank San Francisco | Internal Q&A Exhibit 99.1

FHLBank San Francisco | Internal Thank you! Exhibit 99.1